SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C. 20549



	FORM 8-K

	CURRENT REPORT



	Pursuant to Section 13 of 15(d) of
	the Securities Exchange Act of 1934

	____________________________________


	Date of Report (Date of earliest event reported):  December 17, 1997



	CATERPILLAR FINANCIAL SERVICES CORPORATION
	(Exact name of Registrant as specified in charter)



     Delaware
(State or other jurisdiction
of incorporation)



       0-13295          				_____37-1105865__________
(Commission File Number)				(IRS Employer I.D. No.)


3322 West End Avenue, Nashville, TN				 37203-0983
(Address of principal executive offices)			(Zip Code)



Registrant's telephone number, including area code:	(615)386-5800

Item 5.  Other Events

On December 17, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.




Item 7.  Financial Statements, and Exhibits

    (c)		Exhibits

			99.1     		Press Release

	SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            CATERPILLAR FINANCIAL SERVICES CORPORATION




                            By
                               Edward J. Scott, Treasurer



DATE:  December 18, 1997

	EXHIBIT INDEX




Exhibit
Number			Description


99.1				Press Release